Community Trust Bancorp, Inc.®

Investor Presentation

NASDAQ: CTBI

www.ctbi.com

August 2008



CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2007 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

■ Total Assets	$2.9 billion
■ Total Loans	$2.3 billion
■ Total Deposits*	$2.4 billion
■ Total Equity	$306.2 million
■ Dividend Yield	4.42%
■ Total Market Capitalization as of 8/13/08	$505.6 million
■ 2007 EPS	$2.42
■ 2007 P/E	11.4x

*** Total Deposits include repurchase agreements.**

Financial data is as of June 30, 2008 unless otherwise noted.

Our Banking Franchise



Russell
Ashland
Huntington
Summersville
Georgetown
Flemingsburg
Frankfort
Fort Gay
Hamlin
Mount Sterling
Versailles
Lexington
Winchester
Harrodsburg
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Campbellsville
Hazard
Knott
Greensburg
London
Whitesburg
Somerset
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro

- Community Trust Bank Branch Office
- Community Trust & Investment Office

Serving 77 branch locations in 33 counties throughout Kentucky and West Virginia

Market Analysis

Competitive Position

- 2nd largest Kentucky domiciled bank holding company
- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure



Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and Investment Company
Lexington, Kentucky

- Community Trust Bank, Inc.
  - Regional market structure provides synergies
- Community Trust and Investment Company
  - Assets under Management $1.0 billion
  - Includes CTB investment portfolio of $336 million

Financial data is as of June 30, 2008

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	39 years	39
Mark A. Gooch	CTB President and CEO	27 years	27
Tracy E. Little	CTIC President and CEO	34 years	5
Kevin J. Stumbo	EVP/Controller	21 years	13
Steven E. Jameson	EVP/Risk Manager	23 years	4
James J. Gartner	EVP/Chief Credit Officer	40 years (17 at OCC)	6
James B. Draughn	EVP/Operations	15 years	15
Michael S. Wasson	EVP/C KY President	37 years	8
Richard W. Newsom	EVP/E KY President	25 years	25
Ricky Sparkman	EVP/SC KY President	23 years	14
Larry W. Jones	EVP/NE President	40 years	6

103 Years of Increasing Investment Return

- Formation of bank holding company 1981
- 12 stock splits
- 9 stock dividends
- 27 years of consecutive increases in cash dividends
  - $0.02 per share increase effective December 15, 2007
- 5-year compound growth rate of cash dividends 11.3%
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market and included in the NASDAQ Dividend Achievers Index

Operational Philosophy

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Managing Liquidity through Innovative Products



It's Back!
HOOPS®
Certificate of Deposit
Stop by your local branch for more information. Visit our website at www.ctbi.com to locate the branch nearest you.
You'll have a ball!
800-422-1090
Community Trust® Bank
building communities...built on trust®
Member FDIC
$2,500.00 minimum deposit. HOOPS® CD is available through November 6, 2007. Substantial penalty for early withdrawal.

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- **Volume varies as needs vary:**
  - **2003 $ 92,856,000**
  - **2004 $ 134,985,000**
  - **2005 $ 196,788,000**
  - **2006 $ 191,555,000**
  - **2007 $ 158,001,000**

Performance Summary

	YTD 2008	2007	2006
Earnings Per Share (basic)	$1.14	$2.42	$2.59
Return on Average Assets	1.19%	1.23%	1.33%
Return on Average Equity	11.21%	12.45%	14.51%
Net Interest Margin	3.94%	3.90%	4.02%
Efficiency Ratio	56.82%	57.62%	56.67%
Nonperforming Loans	1.94%	1.43%	0.66%
Net Charge-offs	0.35%	0.27%	0.29%
As a % of Average Assets:			
Noninterest Income	1.28%	1.23%	1.11%
Noninterest Expense	2.80%	2.79%	2.73%

YTD 2008 information annualized as of 6/30/2008 except EPS

Shareholder Value

Dividends Per Share


$0.75
$0.87
$0.98
$1.05
$1.10
$1.16
11.3%
2003
2004
2005
2006
2007
2008*

*2008 is projected DPS

Dividends Per Share

- 27 consecutive years of increased cash dividends
- 11.3% compound growth rate for past five years
- Increased dividend by 2¢ (7.41%) effective with the January 2008 dividend
- 2007 cash dividends increased 4.8%
- December 31, 2007 cash dividend yield 4.21%
- June 30, 2008 cash dividend yield 4.42%

Shareholders' Equity



(in millions)
$221.4
$236.2
$253.9
$282.4
$301.4
$306.2
7.6%
2003
2004
2005
2006
2007
Jun '08

- Shareholders' equity has increased 36.1% during the past five years
- 7.6% compound growth rate for the past five years
- 2008 shareholders' equity projected at $317 - $319 million

Total Market Capitalization


(in millions)
$310.5
$406.5
$461.2
$629.5
$414.2
$505.6
2003
2004
2005
2006
2007
2008

All data is as of year-end except 2008 which is based upon stock price on August 13, 2008

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks


$200
$100
$0
2003
2004
2005
2006
2007
2008
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on June 30, 2003 would have outperformed the NASDAQ Bank Stocks Index but slightly underperformed the NASDAQ Composite at June 30, 2008**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

June 30, 2008



-15.28%
-16.10%
-3.91%
3.82%
7.35%
10.32%
6.12%
5.58%
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Earnings Review

Earnings Per Share



$1.95
$2.09
$2.31
$2.59
$2.42
5.7%
2003
2004
2005
2006
2007
$1.11
$1.14
Jun '07
Jun '08

- Earnings per share decreased 6.6% in 2007
- 5.7% 5-year compound growth rate for EPS
- 2008 EPS projected at $2.25 to $2.45 per share

Net Income

(in millions)



$28.9
$31.0
$34.4
$39.1
$36.6
5.8%
2003
2004
2005
2006
2007
$16.9
$17.2
Jun '07
Jun '08

- 2008 projected net income $34 million to $36 million

Revenues



$121.0
$127.1
$136.7
$140.3
$142.6
$141.6
4.0%
2003
2004
2005
2006
2007
2008 *

- 4.0% compound growth rate for revenues for the past five years
  - 2007 revenues increased 1.6%
- 2008 projected revenues of $144 million to $148 million

**Jun 08 annualized*

Noninterest Income

as a % of Total Revenue

(in millions)



$36.4
$33.9
$33.5
$32.6
$36.6
$37.1
32%
26%
21%
15%
2003
2004
2005
2006
2007
Jun '08
Noninterest Income
% of Total Revenue

- 2007 noninterest income
  - Increase in deposit fees
  - Change in mortgage loan activity
  - Stable brokerage revenue
  - Increase in trust revenue
- 2008 projected noninterest revenue from 25% to 27% of total revenue

**Jun 08 annualized*

Net Interest Margin



3.86%
3.73%
3.86%
3.81%
4.02%
3.78%
4.00%
3.59%
3.88%
Jun '07
Sep '07
Dec '07
Mar '08
Jun '08
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 6/30/08 -4.13%

- % of assets repricing
  - Within 30 days 38.12%
- % of liabilities repricing
  - Within 30 days 17.99%
  - Within 90 days 27.60%
  - Within 180 days 46.85%

**Jun 08 peer data not available*

Balance Sheet Review

Total Assets


(in billions)
$2.48
$2.71
$2.85
$2.97
$2.90
$2.88
2003
2004
2005
2006
2007
Jun '08

- Total assets decreased 2.3% during 2007 to $2.90 billion
  - Loan growth $60.4 million
  - Deposit decline $50.7 million
  - Investment portfolio decline $109.2 million
- Total assets are expected to increase – $40 million to $45 million in 2008

Total Loans



(in billions)
$1.74
$1.90
$2.11
$2.17
$2.23
$2.27
2003
2004
2005
2006
2007
Jun '08

- 2008 projected loan growth $165 to $185 million

Loan Portfolio Mix



June 30, 2008
Consumer 20%
Comm R/E 35%
R/E Mortgage 29%
Comm Other 16%

Net Charge-offs

as a % of average loans



0.48%
0.35%
0.37%
0.29%
0.27%
0.35%
2003
2004
2005
2006
2007
Jun '08

*Jun '08 annualized

Loan Loss Reserve

as a % of net loans



1.42%
1.42%
1.40%
1.27%
1.26%
1.28%
2003
2004
2005
2006
2007
Jun '08

Nonperforming Loans

as a % of Total Loans



0.97%
1.06%
1.02%
0.66%
1.43%
1.94%
2003
2004
2005
2006
2007
Jun '08

Nonperforming Loan Mix



June 30, 2008
Consumer 1%
R/E Mortgage 18%
Comm Other 25%
Comm R/E 56%

- Increase in nonperforming loans is driven primarily by the weak housing market in Central Kentucky.
- Our loan portfolio management processes focus on maintaining appropriate reserves for potential losses.

Concentrations of Credit


June 30, 2008
2.1%
4.3%
2.1%
2.3%
5.5%
2.6%
2.7%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

Total Deposits
including Repurchase Agreements


(in billions)
$2.16
$2.23
$2.38
$2.50
$2.45
$2.42
2003
2004
2005
2006
2007
Jun '08

- Total deposits including repurchase agreements are expected to increase $72 to $78 million in 2008

Total Deposits
including Repurchase Agreements

June 30, 2008


Repurchase Agreements 6%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 17%
Savings 8%
CDs >$100K 18%

2008 Key Strategic Initiatives

CTBI: 2008 Outlook

Net Income	$34 - $36 million
Earnings Per Share	$2.25 - $2.45 per share
Asset Growth	$40 - $45 million
Loan Growth	$165 - $185 million
Deposit Growth	$72 - $78 million
Efficiency Ratio	56% - 58%
Shareholders' Equity	$317 - $319 million

2008 Operational Initiatives

Attaining our 2008 corporate goals

- Working through our asset quality issues
- Focus on core banking business
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services
- Improved management and customer information
- Continued expansion of profitable product lines

2008 Operational Challenges

Major impacts on 2008 corporate goals

- The U.S. economy
- Action by the U.S. Government to manage current economic issues
- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Historical ability to grow and have good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

"Building Communities…

Built on Trust"



Community Trust® Bancorp, Inc.

Member FDIC

